THRIVENT VARIABLE ANNUITY ACCOUNT I

Supplement to the Prospectus

Dated June 30, 2017

With respect to

Thrivent Growth and Income Plus Portfolio

Effective immediately, the prospectus for the Thrivent AdvisorFlex Variable Annuity Contract is amended to reflect the removal of Thrivent Growth and Income Plus Portfolio and corresponding subaccount as an investment option. As a result, all references in the prospectus to Thrivent Growth and Income Plus Portfolio and corresponding subaccount are hereby deleted.

The date of this Supplement is March 5, 2018.

Please include this Supplement with your Prospectus.

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